COMPROMISE, SETTLEMENT AND  MUTUAL RELEASE AGREEMENT
              ----------------------------------------------------

     This Compromise, Settlement and Mutual Release Agreement ("Settlement Agreement") is made as of August 1, 2002 between Buckeye Retirement Co., L.L.C., Ltd. ("Buckeye") of Newton Falls, Ohio (Creditor), and Murdock Communications Corporation ("MCC") of Cedar Rapids, Iowa (Debtor). Buckeye and MCC shall collectively be referred to herein as "the Parties".

     WHEREAS, on November 10, 1998 and on April 13, 1999, MCC made, executed, and delivered Promissory Notes to certain individuals ("Individuals"), as set forth in Exhibit "A" hereto, ("the Notes"); and

     WHEREAS, a certain individual ("Individual Debtor") pledged the Notes as collateral for a $350,000 loan as evidenced by an original bank note (the "Loan") through the Hartford-Carlisle Bank on or about April 9, 1999; and

     WHEREAS, the Hartford-Carlisle Bank became insolvent and the assets of the Bank were assumed by or assigned to the Federal Deposit Insurance Corporation ("FDIC"); and

     WHEREAS, Buckeye, through the Cadle Company ("Cadle"), then became the FDIC's assignee with respect to the Loan as set forth on Exhibit "B" hereto, and the collateral MCC notes, as set forth on Exhibit "A" hereto; and

     WHEREAS, Buckeye and Cadle are, and have been, actively pursuing payment of the Loan and the Notes; and

     WHEREAS, on December 19, 2001, MCC entered into a Definitive Merger Agreement (the "Merger Agreement") with Polar Molecular Corporation ("Polar"); and

     WHEREAS, one of the Merger Conditions is that MCC will eliminate its debt obligations under the Notes; and

     WHEREAS, Buckeye is willing to accept consideration pursuant to this Settlement Agreement, and its exhibits, from MCC, in exchange for the release of any and all claims Buckeye may have against MCC related to the Notes, and assignment to MCC of any claims Buckeye has against the Individual Debtor with respect to the Loan; and

     WHEREAS, MCC is likewise willing to tender consideration to Buckeye and release Buckeye from all claims MCC may have against Buckeye related to said Notes and the Loan;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   SECTION ONE
                           EXISTENCE OF NOTES AND LOAN

     The Parties acknowledge that Buckeye currently holds the Notes in the amounts set forth in Exhibit "A" hereto; and that Buckeye, through Cadle, is the assignee of the FDIC with respect to the Loan in the amount set forth in Exhibit "B" hereto.

                                   SECTION TWO
                    AGREEMENT FOR DIFFERENT TERMS OF PAYMENT

     The Parties agree that payment of the Notes and Loan on terms and provisions different from, and in substitution of, the terms and provisions for payment of the Notes and Loan contained in and represented by the Notes and Loan, is desirable and in the best interest of the Parties. The Parties agree that the provisions of this Settlement Agreement supersede and control any and all prior agreements between MCC, Buckeye, and Cadle, and that no other document or instruments shall supersede this Settlement Agreement between the Parties, except as hereafter may be otherwise agreed to by all of the Parties in writing.

                                  SECTION THREE
                          TERMS OF PAYMENT AND RELEASE

     3.1.  METHOD  OF  PAYMENT:  Buckeye agrees to accept the following, in full
           --------------------
satisfaction  of  the  obligations  under  the  Notes  and the Loan described in
Section  1  above:

     3.1.1.  Cash  Deposit.  Upon  execution of this Settlement Agreement by the
             -------------
Parties, MCC shall deliver to Buckeye Twenty-Five Thousand Dollars ($25,000) in cash, by wire transfer or guaranteed funds, which $25,000 shall be nonrefundable; and

     3.1.2.  Cash  Payment.  At  the Closing of the Merger, MCC shall deliver to
             -------------
Buckeye Seventy-Five Thousand Dollars ($75,000) in cash or electronic funds transfer; and

     3.1.3.  MCC Common Stock.  At or prior to the Closing of the Merger, and in
             ----------------
accordance with the offering memorandum attached hereto as Exhibit "C" and Buckeye's subscription therefor, MCC shall deliver to Berthel Fisher & Company Financial Services, Inc. ("BFC") as brokerage agent for Buckeye, Four Hundred Seventy-Five Thousand (475,000) shares of MCC Common Stock, no par value per share (the "MCC Common Stock"). The Parties agree that MCC shall pay to BFC all commissions related to BFC's subsequent sale of the MCC Common Stock on behalf of Buckeye. The Parties agree that: (a) the MCC Common Stock shall be offered and issued to the Investor under the private offering exemptions from registration available under the Securities Act and the laws of the states in which the Shares will be sold, and that the Shares offered pursuant to Exhibit "C" hereto will not, prior to issuance, be registered under the Securities Act or under the securities laws of any state or other jurisdiction. As a result, the Shares as initially issued cannot be transferred without registration under the Securities Act and applicable state securities laws or an exemption therefrom and the Shares will be "restricted securities" as that term is defined in Rule 144 under the Securities Act; and (b) MCC shall use its best efforts to register with the Securities and Exchange Commission the resale by Buckeye of the shares prior to the closing of the Merger (which registration may also include any other securities to be sold by MCC, any successor of MCC or any other securityholder of MCC or any successor of MCC), and any such registration shall cause the shares to be freely tradable at or prior to the closing of the Merger.

     3.2.  RELEASE  AND  RETURN  OF  NOTES AND LOAN DOCUMENTS: At such time that
           --------------------------------------------------
Buckeye has received all of the consideration set forth in Section 3.1, Buckeye shall immediately provide to the Escrow Agent, pursuant to Exhibit 6 of the Offering Memorandum: (1) each of the original Notes in its possession and which are enumerated in Exhibit "A", and (2) any and all of the original Loan documents, and related security interests, including an assignment of the original note related to the Loan set forth in Exhibit "B". Buckeye shall take any and all steps necessary to cause the Loan, and any and all security interests therein or other collateral therefor, to be directly assigned, without prior cancellation unless requested in writing by MCC, directly to MCC, such that MCC shall stand in the place of Buckeye and its predecessors with respect to any potential legal causes of action against the Individual Debtor.

                                  SECTION FOUR
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     4.1. MCC hereby represents and warrants to Buckeye that MCC is a corporation duly organized, validly existing and in good standing under the laws of Iowa, has all requisite power to own, lease and operate its assets, properties, business, and to carry on its business as conducted; is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of its business or the locations of its properties requires such qualification or licensing. MCC has all requisite power, authority and approvals required to enter into, execute and deliver this Settlement Agreement and to perform fully the obligations required hereunder.

     4.2. MCC hereby represents and warrants to Buckeye that MCC has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Settlement Agreement, and this Settlement Agreement and any related documents will be the legal, valid and binding obligations of MCC in accordance with its terms, and neither the execution nor the delivery by MCC of this Settlement Agreement nor the consummation of the transactions contemplated under this Settlement Agreement will violate any provisions of the Articles of Incorporation or the Bylaws of MCC or any other covenants or agreements currently binding MCC.

     4.3. Buckeye hereby represents and warrants to MCC that Buckeye is the legitimate assignee of Cadle, is a limited liability company duly organized, validly existing and in good standing under the laws of Ohio, and that it has all requisite power, authority and approvals required to enter into, execute and deliver this Settlement Agreement and to perform fully the obligations required hereunder and has taken all actions necessary to authorize it to enter into and perform fully its obligations under this Settlement Agreement.

     4.4. Buckeye represents and warrants that it is not aware of the existence of any notes or loans, other than the Notes and the Loan as defined in the Settlement Agreement, that Buckeye has any right or interest in; and that it has not sold, assigned, or transferred any right or interest it has, or may have, in any of the Notes or Loan to any other person or entity; and that, barring any breach of this Settlement Agreement by MCC, Buckeye shall not bring any legal cause of action against MCC with respect to any Note, or any persons or entities with respect to the Loan. Buckeye's representation herein includes any legal causes of action that Buckeye may have against any and all individuals in connection with any of the Notes and Loan.

                                  SECTION FIVE
                       MUTUAL RELEASE AND INDEMNIFICATION

     5.1.  SATISFACTION  AND  RELEASE:  Upon  fulfillment  of the obligations of
           --------------------------
each of MCC and Buckeye, as set forth in Section 3 of this Settlement Agreement, the Parties are hereby, each by the other, released, together with their respective parent companies, subsidiaries, affiliates, officers, directors, employees, agents, assigns and predecessors or successors in interest, from any and all indebtedness, claims, causes of action or demands of any nature which any of the Parties to this Settlement Agreement has, or may have had, with respect to or relating to the Notes and Loan (except that any action that MCC has against the Individual Debtor is not released hereby) from the beginning of time until the Closing of the Merger and the obligations of MCC to Buckeye, as described in Section One and set forth in Exhibits "A" and "B" attached hereto, shall forever be cancelled and discharged, and MCC shall be fully released from the obligations described in Section One above. Buckeye hereby assigns and shall cause to be assigned any and all claims it may have against the Individual Debtor to MCC. For the purposes of this Settlement Agreement, Buckeye's predecessors include the FDIC, Hartford-Carlisle Savings Bank, and their agents and assigns.

                                   SECTION SIX
              RELEASE FROM PERFORMANCE; NULLIFICATION OF AGREEMENT

     In the event that the Merger does not close, for any reason, the Parties hereto shall be released from any and all requirements of performance hereunder and this Settlement Agreement shall be null, void and of no further force or effect.

                                  SECTION SEVEN
                                  MISCELLANEOUS

     7.1.  CLOSING.  For  purposes of this Settlement Agreement, "Closing of the
           -------
Merger" shall refer to that time set forth in Article II, Section 2.01 of the Merger Agreement between MCC and Polar unless otherwise agreed in writing by the parties thereto. Notwithstanding the prior sentence, the Parties agree that if the Merger is not closed prior to midnight March 31, 2003, this Settlement Agreement is null and void, except that any cash paid to Buckeye shall not be refundable to MCC.

     7.2.  AMENDMENT.  Subject  to applicable law, this Settlement Agreement may
           ---------
only  be  amended or supplemented by mutual agreement in writing by the parties.

     7.3. EXPENSES. Each party shall pay its own expenses and fees in connection
          --------
with  the  matters  contemplated  in  this  transaction.

     7.4.  SUCCESSORS  AND  ASSIGNS.  This Settlement Agreement shall be binding
           ------------------------
upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Settlement Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any third person or entity not a party to this Settlement Agreement.

     7.5.  GOVERNING  LAW.  The  validity,  interpretation,  enforceability, and
           --------------
performance of this Settlement Agreement shall be governed by and construed in accordance with the law of the State of Iowa. The Parties have agreed that personal jurisdiction and venue shall be solely in the state and federal district courts located in Cedar Rapids, Linn County, Iowa.

     7.6.  COUNTERPARTS.  This  Settlement  Agreement  maybe  executed  in
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.7. ENTIRE AGREEMENT. The parties intend that the terms of this Settlement
          ----------------
Agreement and its exhibits shall be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement.

     7.8.  SEVERABILITY.  If  any provision of this Settlement Agreement, or the
           ------------
application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Settlement Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

     7.9.  ADDITIONAL  DOCUMENTS.  Each  of  the Parties agrees, without further
           ---------------------
consideration, to execute and deliver such other documents and take such further action as may be reasonably required to effectuate the provisions of this Settlement Agreement.

     7.10.  EXHIBITS.  All Exhibits attached hereto shall be deemed to be a part
            --------
of this Settlement Agreement and are fully incorporated in this Settlement Agreement by this reference.

     7.11.  SURVIVAL.  All  representations warranties, and agreements contained
            --------
in this Settlement Agreement or made pursuant to the transactions contemplated by this Settlement Agreement, whether set forth in Section 4 or elsewhere, shall survive the closing of the Merger and performance pursuant to this Settlement Agreement.

     7.12.  BINDING  AGREEMENT.  The terms, provisions, covenants and conditions
            ------------------
contained in this Settlement Agreement shall apply to and inure to the benefit of and be binding upon the parties and their respective successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]

In  Witness  Whereof,  the  Parties  have  executed  this  Settlement Agreement.


BUCKEYE  RETIREMENT  CO.,  L.L.C.,  LTD.


BY:  _____________________________________


Date  __________________________________


MURDOCK  COMMUNICATIONS  CORPORATION


BY:  _____________________________________


Date  __________________________________

                                LIST OF EXHIBITS
                                ----------------


     EXHIBIT          DESCRIPTIONS
                      ------------

1.  EXHIBIT  "A":     Description  of  the  subject  MCC  Notes

2.  EXHIBIT  "B":     Listing  of  the  subject  Loan

3.  EXHIBIT  "C":     Offering  Memorandum  and  Subscription  Agreement

4.  EXHIBIT  "D":     Receipt  for  Payment  Discharging  Claim  in  Full

                                   EXHIBIT "A"
                                   -----------


1.   $350,000  ORIGINAL  MCC PROMISSORY NOTE DATED NOVEMBER 10, 1998, DUE TO GUY
     O.  MURDOCK  ,  SIGNED  BY  THOMAS  CHAPLIN,  CEO.

2. $225,000 ORIGINAL MCC PROMISSORY NOTE DATED APRIL 13, 1999, DUE TO GUY O. MURDOCK, SIGNED BY THOMAS CHAPLIN, CEO.

                                   EXHIBIT "B"
                                   -----------


$350,000 ORIGINAL BANK NOTE DATED APRIL 9, 1999, EVIDENCING A LOAN TO GUY O. MURDOCK BY THE HARTFORD-CARLISLE BANK

                                   EXHIBIT "D"
                                   -----------

               RECEIPT  FOR  PAYMENT  DISCHARGING  CLAIM  IN  FULL
              ACCEPTANCE BY CREDITOR OF PAYMENT IN A DIFFERENT FORM

     Received of Murdock Communications Corporation ("MCC"), of P.O. Box 412, Marion, Linn County, Iowa, consideration constituting full payment to Buckeye for the Notes as set forth on Exhibit "A" and the Loan as set forth in Exhibit "B" of the Compromise, Settlement, and Mutual Release Agreement to which this Exhibit "D" is appended, as follows:

(1) Twenty-Five Thousand Dollars ($25,000) in cash or electronic funds transfer from MCC at the time of execution of the Compromise, Settlement Agreement and Mutual Release to which this is appended; and

(2) Seventy-Five Thousand Dollars ($75,000) in cash or electronic funds transfer from MCC at or prior to the Closing of the Merger; and

(3) Four Hundred Seventy-Five Thousand (475,000) shares of MCC Common Stock, no par value per share, pursuant to the terms of the Settlement Agreement and the Offering Memorandum to which this Exhibit "D" is appended.

     Such payment to Buckeye constitutes full and complete satisfaction of any and all debts due Buckeye from MCC with respect to Buckeye's legal interest in the Notes and the Loan. This instrument is intended as a receipt of consideration received by Buckeye in full discharge of any and all amounts due to Buckeye from MCC related to the Notes and Loan. The terms in this document shall have the same meaning as the terms in the Compromise, Settlement, and Mutual Release Agreement to which this is appended, unless otherwise defined herein.


                            [SIGNATURE PAGE FOLLOWS]

Dated     __________________________________

BUCKEYE  RETIREMENT  CO.,  L.L.C.,  LTD.


BY:_________________________________________________

Its  ________________________________




STATE  OF  ________________,

___________________  COUNTY,  ss:


     On  this  day  of______________________     ,  2002,  before  me,  the
undersigned, a Notary Public in and for said County and State, personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the President of Buckeye and that this Receipt and Acceptance was signed on behalf of the Buckeye by authority of its Board of Directors; and that __________________________, as officer, acknowledged the execution of the foregoing instrument to be the voluntary act and deed of the corporation, by it and by him voluntarily executed.


__________________________________
Notary  Public  in  and  for  State  of  _______